Exhibit 99.3

NOTICE OF RESIGNATION AS DIRECTOR AND OFFICER

The undersigned, being an officer of Coastal Capital Acquisition Corp., a Georgia corporation (the “Corporation”), does hereby resign as an officer of the Corporation as of 11:59 p.m. on March 31, 2008.

March 31, 2008	By: /s/ John Boyle
John Boyle